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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 23, 1999



                               AVISTA CORPORATION
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             (Exact name of registrant as specified in its charter)


           Washington                               1-3701                              91-0462470
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
 (State or other jurisdiction of                 (Commission                         (I.R.S. Employer
 incorporation or organization)                  File Number)                       Identification No.)


    1411 East Mission Avenue, Spokane, Washington                                  99202-2600
    ---------------------------------------------                                  ----------
       (Address of principal executive offices)                                    (Zip Code)


  Registrant's telephone number, including area code:                             509-489-0500
  ---------------------------------------------------                             ------------
         Web site: http://www.avistacorp.com
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER INFORMATION


A copy of the press release announcing a redirection of Avista Energy's focus away from national energy trading toward a more regionally based energy marketing and trading effort backed by physical assets is attached hereto as
Exhibit 99 and is incorporated herein by reference. Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to the Company's Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at the Company's Internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AVISTA CORPORATION
                                           (Registrant)



Date: December 2, 1999                            /s/ Jon E. Eliassen
                                        ----------------------------------------
                                                    Jon E. Eliassen
                                                Senior Vice President and
                                                 Chief Financial Officer
                                                (Principal Accounting and
                                                    Financial Officer)